GLOBAL SEAFOOD TECHNOLOGIES, INC.
                           CONSOLIDATED BALANCE SHEETS

                                                                      FYE
                                              Proforma              AUDITED
                                             December 31            March 31
                                                2000                  2000
                                           ----------------     ----------------
CURRENT ASSETS
Cash and cash equivalents (Note 1)               1,778,267            1,303,120
Accounts Receivable- net (Note 1)                1,430,115              851,718
Accounts Receivable - Related, net                 472,026              350,451
Pre-paid income taxes                                5,648               46,111
Pre-paid Expenses                                    1,827                1,827
Inventories (Note 1)                               902,962              641,708
Deferred tax asset, current                          2,300                2,300
                                           ----------------     ----------------
TOTAL CURRENT ASSETS                            $4,593,145           $3,197,235

PROPERTY AND EQUIPMENT
Land                                               103,266              102,926
Buildings and Improvements                       1,522,457            1,373,324
Furniture and Fixtures                              29,319               29,319
Machinery and Equipment                          3,353,173            3,096,515
Vehicles                                            30,920               27,820
Water Well                                         121,441              121,441
                                           ----------------     ----------------
TOTAL FIXED ASSETS                               5,160,576            4,751,345
Less Accumulated Depreciation                   (2,778,927)          (2,488,294)
                                           ----------------     ----------------
PROPERTY AND EQUIPMENT, NET                     $2,381,649           $2,263,051

OTHER ASSETS
Deferred tax asset                                  12,300               12,300
Deposits                                            11,961               12,228
                                           ----------------     ----------------
Total Other Assets                                 $24,261              $24,528

TOTAL ASSETS                                    $6,999,055           $5,484,814
                                           ================     ================


                   The accompanying notes are an integral part of these consolidated financial statements

                        GLOBAL SEAFOOD TECHNOLOGIES, INC.
                     CONSOLIDATED BALANCE SHEETS (Continued)

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                      FYE
                                              Proforma              AUDITED
                                             December 31            March 31
                                                2000                  2000
                                           ----------------     ----------------
CURRENT LIABILITIES
Accounts Payable                                   959,735               49,288
Accounts Payable - Related (Note 1)                147,852             -
Accrued expenses                                    26,960               29,049
Income taxes payable                                    16             -
Notes Payable, current portion (Note 3)            183,069              199,647
Notes Payable - Related (Note 4)                   113,500              113,500
Obligations under capital leases (Note 6)           20,493               31,270
                                           ----------------     ----------------
                                                $1,451,625             $422,754

LONG-TERM LIABILITIES
Notes Payable (Note 3)                           1,282,034            1,402,584
Obligations under capital leases (Note 6)           34,919               54,261
                                           ----------------     ----------------
TOTAL LONG-TERM LIABILITIES                     $1,316,953           $1,456,845

TOTAL LIABILITIES                               $2,768,578           $1,879,599

STOCKHOLDER'S EQUITY
Preferred stock                                        200                  200
(Issued and outstanding)                           200,000              200,000
Common stock                                        14,234               13,124
(Issued and outstanding)                        14,233,833           13,124,046
Additional Paid-in Capital                       5,492,515            4,411,285
Prepaid non-compete agreement                      (87,695)            (111,612)
Subscription Receivable                            (46,486)             (46,486)
Retained Earnings                               (1,142,291)            (661,296)
                                           ----------------     ----------------
TOTAL STOCKHOLDER'S EQUITY                      $4,230,477           $3,605,215

TOTAL LIAB. AND EQUITY                          $6,999,055           $5,484,814


                  The accompanying notes are an integral part
                   of these consolidated financial statements